Acquisitions And Divestitures	12 Months Ended
Dec. 31, 2012
Acquisitions And Divestitures [Abstract]
Acquisitions And Divestitures

3.            Acquisitions and Divestitures

For the years ended December 31	2012	2011	2010

Acquisitions
Canadian Division	$139	$410	$592
USA Division	240	105	141
Total Acquisitions	379	515	733

Divestitures
Canadian Division	(3,770)	(350)	(288)
USA Division	(271)	(1,730)	(595)
Corporate & Other	(2)	-	-
Total Divestitures	(4,043)	(2,080)	(883)
Net Acquisitions and Divestitures	$(3,664)	$(1,565)	$(150)

ACQUISITIONS

For the year ended December 31, 2012, acquisitions totaled $379 million (2011 – $515 million; 2010 – $733 million).    In 2012 and 2011, acquisitions in the Canadian Division and the USA Division primarily included land and property purchases with oil and liquids-rich natural gas production potential.  In 2010, acquisitions in the Divisions included land and property purchases that were complementary to existing Company assets.

DIVESTITURES

For the year ended December 31, 2012, amounts received on the sale of assets were $4,043 million (2011 – $2,080 million; 2010 – $883 million). In 2012, divestitures were $3,770 million in the Canadian Division and $271 million in the USA Division, which included the following transactions:

Canadian Division

Encana entered into a partnership agreement with a Mitsubishi Corporation subsidiary (“Mitsubishi”) to jointly develop certain Cutbank Ridge lands in British Columbia.  Under the agreement, Encana owns 60 percent and Mitsubishi owns 40 percent of the partnership.  Mitsubishi agreed to invest approximately C$2.9 billion for its partnership interest, with C$1.45 billion received in February 2012.  Mitsubishi has agreed to invest the remaining amount of approximately C$1.45 billion, in addition to its 40 percent of the partnership’s future capital investment, over an expected commitment period of five years, thereby reducing Encana’s capital funding commitment to 30 percent of the total expected capital investment over that period.

The Company entered into an agreement with a PetroChina Company Limited subsidiary (“PetroChina”) to jointly explore and develop certain liquids rich natural gas Duvernay lands in Alberta.  PetroChina has agreed to invest approximately C$2.18 billion for a 49.9 percent working interest in the lands. PetroChina invested C$1.18 billion in December 2012 and has agreed to further invest approximately C$1.0 billion over a commitment period which is expected to be four years.  The further investment of approximately C$1.0 billion is to be used to fund half of Encana’s capital funding commitment.

Encana entered into an agreement with a Toyota Tsusho Corporation subsidiary (“Toyota Tsusho”) under which Toyota Tsusho has agreed to invest approximately C$600 million to acquire a 32.5 percent gross overriding royalty interest in natural gas production from a portion of Encana’s Clearwater resource play.  Toyota Tsusho invested C$100 million in April 2012 and has agreed to further invest approximately C$500 million which is expected to be received over the next seven years.

The Company closed the sale of two natural gas processing plants in British Columbia and Alberta for proceeds of approximately C$920 million in February 2012.

USA Division

The Company closed the majority of the North Texas asset sale in December 2011 for proceeds of $836 million.  The remainder of the sale closed in March 2012 for proceeds of $114 million.  During 2011, Encana also sold its Fort Lupton natural gas processing plant for proceeds of $296 million and its South Piceance natural gas gathering assets for proceeds of $547 million.

During 2010, divestitures in the Canadian Division and USA Division included the sale of mature conventional oil and natural gas assets.

Amounts received from these transactions have been deducted from the respective Canadian and U.S. full cost pools.